EXHIBIT 99.1

                               SECOND AMENDMENT TO
                               -------------------
                                CREDIT AGREEMENT
                                ----------------

     This Second Amendment to Credit Agreement (the "Second Amendment") is made as of the 10th day of December, 2004 by and among

     ZALE DELAWARE, INC., a corporation organized under the laws of the State of Delaware having a place of business at 901 W. Walnut Hill Lane, Irving, Texas 75038-1003

     ZALE CORPORATION, a corporation organized under the laws of the State of Delaware having a place of business at 901 W. Walnut Hill Lane, Irving, Texas 75038-1003;

     DDCC, INC., a corporation organized under the laws of the State of Delaware having a place of business at 101 Convention Center Drive, Suite 850, Las Vegas, Nevada 89109;

     TXDC, L.P., a limited partnership organized under the laws of the State of Texas having a place of business at 901 W. Walnut Hill Lane, Irving, Texas 75038-1003; and

     the LENDERS party hereto; and

     FLEET NATIONAL BANK, as Administrative Agent and Issuing Bank, a national banking association, having a place of business at 40 Broad Street, Boston, Massachusetts 02109; and

     FLEET RETAIL GROUP, INC. (f/k/a Fleet Retail Finance Inc.), as Collateral Agent, a Delaware corporation, having a place of business at 40 Broad Street, Boston, Massachusetts 02109; and

     JPMORGAN CHASE BANK successor to BANK ONE, NA and CONGRESS FINANCIAL CORPORATION (SOUTHWEST), as Co-Syndication Agents

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                                   WITNESSETH
                                   ----------

     WHEREAS, the Borrowers, the Agents, the Lenders, and the Co-Syndication Agents have entered into a Credit Agreement dated as of July 23, 2003 (as amended and in effect, the "Credit Agreement"); and

     WHEREAS, the Borrowers, the Agents, the Lenders, and the Co-Syndication Agents have agreed to amend certain provisions of the Credit Agreement as set forth herein.

     NOW THEREFORE, it is hereby agreed as follows:



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1.   Definitions: All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2. Amendments to Article I. The provisions of Article I of the Credit Agreement are hereby amended as follows:

     a. By deleting the table appearing in the definition of "Applicable Margin" and substituting the following in its stead:

          ----------------- --------------------------- ----------- -----------
                                                           LIBOR     Base Rate
                Level           Excess Availability        Loans       Loans
          ----------------- --------------------------- ----------- -----------
                  I          greater than or equal to
                                   $250,000,000             1.25%       0.00%
          ----------------- --------------------------- ----------- ------------
                  II         greater than or equal to
                                   $100,000,000
                             and less than $250,000,000    1.375%       0.00%
          ----------------- --------------------------- ----------- ------------
                 III           less than $100,000,000       1.50%       0.00%
          ----------------- --------------------------- ----------- ------------


     b. By deleting the number "0.375%" appearing in the definition of "Line Fee" and substituting the number "0.25%" in its stead.

     c. By deleting the definition of "Maturity Date" in its entirety and substituting the following in its stead:

          "Maturity Date" means August 11, 2009.

3. Amendments to Article II. The provisions of Section 2.12 of the Credit Agreement are hereby amended by deleting the number "0.375%" appearing therein and substituting the number "0.25%" in its stead.

4. Amendments to Article VI. The provisions of Article VI of the Credit Agreement are hereby amended as follows:

     a. The provisions of Section 6.1(e) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

          (e) Guaranties of Indebtedness of Zale Canada Co. which, when combined with other loans, advances, guarantees and other investments in Zale Canada Co. permitted by Section 6.4(k)(iii) hereof, do not exceed an aggregate amount of $12,000,000;

     b. The provisions of Section 6.4(c) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

          (c) loans, advances, and investments by any Borrower to or in, and guaranties by any Borrower of the obligations of, any other Borrower or purchases by a Borrower of stock of another Borrower (other than Zale) or of assets constituting a business unit from another Borrower;

     c. The provisions of Section 6.4(d) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

          (d) loans, advances, or other investments by any of the Borrower to or in, and guaranties by any Borrower of the obligations of, any of its respective Subsidiaries or purchases by a Borrower of stock of any Subsidiary or of assets constituting a business unit of a Subsidiary, all in an amount not to exceed $50,000,000 in the aggregate for all such loans, advances, guaranties, stock or asset purchases or other investments;

     d. The provisions of Section 6.4(k) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

          (k) investments consisting of (i) Indebtedness permitted by Sections 6.1(c), (d), (e), (i), and (j); (ii) guaranties of Indebtedness or other obligations permitted by Sections 6.1(e), (f), and (g); and (iii) other loans, advances, guarantees or other investments in Zale Canada Co. which, when combined with Guaranties permitted by Section 6.1(e), do not exceed $12,000,000 in the aggregate principal amount;

     e. Section 6.4 of the Credit Agreement is further amended by deleting the word "and" at the end of subsection (o) thereof, by changing the period at the end of subsection (p) thereof to "; and" and by adding a new subsection (q) to read as follows:

          (q) loans and advances by a Borrower to consignment vendors, secured by a Lien on the inventory which has been, or will be, consigned to a Borrower, in a principal amount not to exceed the value of such consigned inventory, and which are repayable out of the proceeds of the sale of such consigned inventory or upon the return of such consigned inventory to the consignment vendor.

5. Amendments to Article IX. The provisions of Section 9.1 of the Credit Agreement are hereby amended as follows:

     a. By deleting the provisions of Section 9.1(b) of the Credit Agreement in their entirety and substituting the following in their stead:



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

          (b) If to the Administrative Agent or the Swingline Lender to Fleet National Bank, 40 Broad Street, Boston, Massachusetts 02109,
               Attention: Sally A. Sheehan (Telecopy No. (617) 434-4339), with a copy to Riemer & Braunstein, LLP, Three Center Plaza, Boston, Massachusetts 02108, Attention: David S. Berman, Esq. (Telecopy No. (617) 880-3456);

     b. By deleting the provisions of Section 9.1(c) of the Credit Agreement in their entirety and substituting the following in their stead:

          (c) If to the Collateral Agent to Fleet Retail Group, Inc., 40 Broad Street, Boston, Massachusetts 02109, Attention: Betsy Ratto (Telecopy No. (617) 434-4339), with a copy to Riemer & Braunstein, LLP, Three Center Plaza, Boston, Massachusetts 02108,
               Attention: David S. Berman, Esq. (Telecopy No. (617) 880-3456);

6. Amendments to Schedules. The Credit Agreement is hereby amended by deleting all of the Schedules thereto in their entirety and substituting therefor new Schedules in the form attached hereto.

7. Conditions to Effectiveness. This Second Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

     a. This Second Amendment shall have been duly executed and delivered by the Borrowers, the Agents and the Lenders. The Administrative Agent shall have received a fully executed copy hereof and of each other document required hereunder.

     b. All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this Second Amendment shall have been duly and effectively taken. The Administrative Agent shall have received from the Borrowers true copies of their respective certificate of the resolutions authorizing the transactions described herein, each certified by their secretary or other appropriate officer to be true and complete.

     c. The Borrowers shall have paid to the Administrative Agent, for the account of the Lenders, an amendment fee equal to 0.05% of the Total Commitment. Such amendment fee shall be fully earned on the effective date of this Second Amendment and shall not be subject to refund or rebate under any circumstances.

     d. The Borrowers shall have reimbursed the Administrative Agent for all expenses incurred in connection herewith, including, without limitation, reasonable attorneys' fees.

     e.   No Default or Event of Default shall have occurred and be continuing.



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

     f. The Borrowers shall have provided such additional instruments and documents to the Administrative Agent as the Administrative Agent and their counsel may have reasonably requested.

8.   Miscellaneous.

     a. Except as provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The Borrowers each hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants therein contained. Without limiting the generality of the foregoing, each Borrower hereby acknowledges, confirms and agrees that all Collateral shall continue to secure the Obligations as modified and amended pursuant to this Second Amendment, and any future modifications, amendments, substitutions or renewals thereof.

     b. The Borrowers shall pay all costs and expenses incurred by the Administrative Agent in connection with this Second Amendment, including, without limitation, all reasonable attorneys' fees.

     c. This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, each shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page hereto by telecopy or by electronic email in .pdf format shall be effective as delivery of a manually executed counterpart hereof.

     d. This Second Amendment expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon. Any determination that any provision of this Second Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Second Amendment.







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

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and their seals to be hereto affixed as the date first above written.

                                               ZALE DELAWARE, INC.

                                               By: /s/ David H. Sternblitz
                                                   -----------------------------
                                               Print Name: David H. Sternblitz
                                               Title: Vice President & Treasurer


                                               ZALE CORPORATION

                                               By: /s/ David H. Sternblitz
                                                   -----------------------------
                                               Print Name: David H. Sternblitz
                                               Title: Vice President & Treasurer


                                               DDCC, INC.

                                               By: /s/ David H. Sternblitz
                                                   -----------------------------
                                               Print Name: David H. Sternblitz
                                               Title: Vice President & Treasurer


                                               TXDC, L.P.

                                               By: Zale Delaware, Inc., Its
                                               General Partner


                                               By: /s/ David H. Sternblitz
                                                   -----------------------------
                                               Print Name: David H. Sternblitz
                                               Title: Vice President & Treasurer





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



                                           FLEET NATIONAL BANK, as
                                           Administrative Agent and Issuing Bank

                                           By: /s/ Sally A. Sheehan
                                               ---------------------------------
                                           Print Name: Sally A. Sheehan
                                           Title: Managing Director





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



                                           FLEET RETAIL GROUP, INC., as
                                           Collateral Agent and Lender


                                           By: /s/ Betsy Ratto
                                               ------------------------
                                           Print Name: Betsy Ratto
                                           Title: Managing Director





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



                                           CONGRESS FINANCIAL
                                           CORPORATION (SOUTHWEST)

                                           By: /s/ Paul Truax
                                               -------------------
                                           Print Name: Paul Truax
                                           Title: Vice President




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



                                           JPMORGAN CHASE BANK


                                           By: /s/ Lavea Eisenberg
                                               -----------------------
                                           Print Name: Lavea Eisenberg
                                           Title: Vice President





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



                                           GENERAL ELECTRIC CAPITAL
                                           CORPORATION


                                           By: /s/ Kristina M. Miller
                                               ----------------------
                                           Print Name: Kristina M. Miller
                                           Title: Its Duly Authorized Signatory





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



                                           ABN/AMRO BANK, N.V.


                                           By: /s/ Frederick G. Jennings
                                               -----------------------------
                                           Print Name: Frederick G. Jennings
                                           Title: Vice President

                                           By: /s/ Ron C. Spurga
                                               ---------------------
                                           Print Name: Ron C. Spurga
                                           Title: Vice President

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



                                           THE CIT GROUP/BUSINESS CREDIT,
                                           INC.



                                           By: /s/ Mike Richman
                                               --------------------
                                           Print Name: Mike Richman
                                           Title: Vice President





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



                                           NATIONAL CITY BUSINESS CREDIT,
                                           INC.


                                           By: /s/ Kathryn C. Ellero
                                               -------------------------
                                           Print Name: Kathryn C. Ellero
                                           Title: Vice President





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



                                           WELLS FARGO RETAIL FINANCE, LLC


                                           By: /s/ Michael P. Baranowski
                                               -----------------------------
                                           Print Name: Michael P. Baranowski
                                           Title: Vice President



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



                                           KEYBANK NATIONAL ASSOCIATION



                                           By: /s/ Jason T. Sylvester
                                               ---------------------------
                                           Print Name: Jason T. Sylvester
                                           Title: Assistant Vice President




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



                                           THE BANK OF NEW YORK



                                           By: /s/ Lucille C. Madden
                                               ---------------------------------
                                           Print Name: Lucille C. Madden
                                           Title: Vice President




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                                           HIBERNIA NATIONAL BANK


                                           By: /s/ Mary Jo Hoch
                                               ---------------------------------
                                           Print Name: Mary Jo Hoch
                                           Title: Senior Vice President







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                                           SOVEREIGN BANK

                                           By: /s/ Judith C.E. Kelly
                                               -------------------------
                                           Print Name: Judith C.E. Kelly
                                           Title: Senior Vice President





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



                                           ROYAL BANK OF CANADA


                                           By: /s/ Suzanne Kaicher
                                               -----------------------
                                           Print Name: Suzanne Kaicher
                                           Title: Attorney-In-Fact






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



                                           ROYAL BANK OF SCOTLAND


                                           By: /s/ Maria Amaral-LeBlanc
                                               ----------------------------
                                           Print Name: Maria Amaral-LeBlanc
                                           Title: Senior Vice President





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



                                           COMERICA BANK


                                           By: /s/ Jeff Geisbauer
                                               ----------------------------
                                           Print Name: Jeff Geisbauer
                                           Title: Corporate Banking Officer





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



                                           UBS AG, STAMFORD BRANCH



                                           By: /s/ Wilfred V. Saint
                                               -----------------------------
                                           Print Name: /s/ Wilfred V. Saint
                                           Title: Director, Banking Products
                                                  Services, US


                                           By: /s/ Joselin Fernandes
                                               ------------------------------
                                           Print Name: Joselin Fernandes
                                           Title: Associate Director, Banking
                                                  Products Services, US







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